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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported) March 22, 2000

                            SECURITY FINANCIAL CORP.
                         -------------------------------
                         (Name of Issuer in its charter)

         Delaware                                   34-1579662
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  (State or other jurisdiction of          (I.R.S. Employer Identification No.)
  incorporation or organization)

    1 South Main St., Niles, OH                           44446-0228
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(Address of principal executive offices)                  (Zip Code)

Issuer's telephone number,        (330) 544-7400
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                                       N/A
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(Former name of former address, if changed since last report)

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ITEM 5.  OTHER MATTERS

Registrant's sole banking subsidiary, The Security Dollar Bank (the "Bank") entered into a formal Written Agreement with the Ohio Division of Financial Institutions ("ODFI") and the Board of Governors of the Federal Reserve System ("FRS") on March 17, 2000 (the "Written Agreement.") The Written Agreement requires the Bank to undertake certain actions designed to correct deficiencies noted by the ODFI and the FRS in the most recent examination of the Bank.

The Board of Directors has appointed C. James Bess as Interim President & CEO of the Bank. The Bank's President and CEO, Glenn E. Griffiths, is on indefinite medical leave.

Gary E. Clayman and Douglas J. Neuman have resigned their positions as members of the Board of Directors of the Bank.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Security Financial Corp.


Dated:  March 22, 2000                          /s/ Stephen K. Miller
      ------------------------              ---------------------------------
                                            Stephen Miller
                                            Treasurer


Exhibit 16.1      Written Agreement
Exhibit 16.2      Letter to Shareholders




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                                 Exhibit Index
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
Exhibit No.              Description
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
16.1                     Written Agreement

16.2                     Letter to Shareholders